UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 8, 2022

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2022, the Company held its annual general meeting of shareholders, at which time the following items were voted upon:

(1)	Election of Directors. The Company’s shareholders elected for a one-year term six persons nominated for election as directors. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Dr. Mahesh V. Patel	39,319,917	4,870,963	18,211,265
Jeffrey A. Fink	38,103,440	6,087,440	18,211,265
John W. Higuchi	38,969,241	5,221,639	18,211,265
Dr. Jill M. Jene	41,726,429	2,464,451	18,211,265
Dr. Richard Dana Ono	38,148,056	6,042,824	18,211,265
Dr. Spyros Papapetropoulos	41,320,732	2,870,148	18,211,265

There were no abstentions with respect to the election of directors.

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders voted upon and ratified the appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Tanner LLC:

For	Against	Abstain
60,543,547	1,588,468	270,130

There were no broker non-votes in the ratification of appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

(3)	Advisory Vote on Executive Compensation. The Company’s shareholders voted upon and adopted a non-binding resolution approving the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the meeting with respect to the adoption of this resolution on named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
33,243,925	10,202,014	744,941	18,211,265

(4)	Amendment to the Amended and Restated Certificate of Incorporation of the Company to Increase the Number of Authorized Shares of Common Stock. The Company’s shareholders voted for the proposal to amend the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock. The following table sets forth the vote of the shareholders at the meeting with respect to this proposal:

For	Against	Abstain
46,934,209	15,059,865	408,071

(5)	Adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals. The following table sets forth the vote of the shareholders at the meeting with respect adjournment of the Annual Meeting, if necessary:

For	Against	Abstain	Broker Non-Vote
30,166,003	13,526,986	497,891	18,211,265

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	June 8, 2022	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer